EXHIBIT 10.1


                         2007 HEIDRICK & STRUGGLES
                            GLOBALSHARE PROGRAM

   1.   PURPOSE OF THE PROGRAM

        (a) The 1998 Heidrick & Struggles GlobalShare Program I ("Program I") and the 1998 Heidrick & Struggles GlobalShare Program II ("Program II)" was last approved by stockholders of Heidrick & Struggles International, Inc. (the "Company") in 2002. Program I and Program II are hereby merged and amended and restated as the 2007 Heidrick & Struggles GlobalShare Program (the "Program"), effective as of May 24, 2007, subject to approval by stockholders of the Company at the Company's annual meeting of stockholders to be held on May 24, 2007. All references to the "Program" shall be to Program I and Program II as merged and amended and restated effective as of May 24, 2007, as described herein.

        (b) The purpose of the Program is to aid the Company and its Subsidiaries and Affiliates in securing and retaining members of the Board, and certain employees of, and independent contractors to, the Company, its Subsidiaries and Affiliates and to motivate such individuals to exert their best efforts on behalf of the Company, its Subsidiaries and Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such individuals will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

   2.   DEFINITIONS

        The following capitalized terms used in the Program have the respective meanings set forth in this Section:

        (a) ACT: The Securities Exchange Act of 1934, as amended, or any successor thereto.

        (b) AFFILIATE: Any entity in which the Company, directly or indirectly, has at least a five percent ownership interest.

        (c) AWARD: The grant of an Option, Stock Appreciation Right or Other Stock-Based Award pursuant to such terms, conditions, requirements and limitations as the Committee may establish in order to fulfill the objectives of the Program.

        (d) BENEFICIAL OWNER: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

        (e)  BOARD:  The Board of Directors of the Company.







        (f) CHANGE IN CONTROL: The occurrence of any of the following events:

             (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

             (ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2(f)(i), (iii) or (iv) hereof, (B) a director nominated or proposed by any Person who has publicly announced or advised the Company of an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which, if consummated, would constitute a Change in Control, or
                  (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's stockholders was approved in advance by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii) the consummation of any transaction or series of
                  transactions under which the Company is merged or consolidated with any other company (other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent corporation) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity or its parent corporation outstanding immediately after such merger or consolidation and (B) after which no Person holds 30% or more of the combined voting power of the then


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                  outstanding securities of the Company or such surviving
                  entity or its parent corporation);

             (iv) the consummation of a plan of complete liquidation of the Company or of a sale or disposition by the Company of all or substantially all of the Company's assets; or

             (v) any other event occurs which the Board determines, in its discretion, to be a Change in Control.

                  Notwithstanding the foregoing, a Change in Control
             shall not occur with respect to a Participant by reason of any event which would otherwise constitute a Change in Control if, immediately after the occurrence of such event,
             (x) the Company ceases to be subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Act and no more than 50% of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company is owned, directly or indirectly, by any entity subject to such requirements and (y) individuals (which may or may not include the Participant) who were executive officers of the Company immediately prior to the occurrence of such event, own, directly or indirectly, on a fully diluted basis, (A) 25% or more of the then outstanding shares of common stock of the Company or any acquiror or successor to substantially all of the business of the Company or (B) 25% or more of the combined voting power of the then outstanding voting securities of the Company or any acquiror or successor to substantially all of the business of the Company entitled to vote generally in the election of directors.

        (g) CODE: The Internal Revenue Code of 1986, as amended, or any successor thereto.

        (h) COMMITTEE: The Human Resources and Compensation Committee of the Board.

        (i)  COMPANY:  Heidrick & Struggles International, Inc. a
             Delaware corporation, and any successor thereto.

        (j) EFFECTIVE DATE: The date on which the Program as amended and restated takes effect, as defined pursuant to Section 21 of the Program.

        (k) FAIR MARKET VALUE: As of any date, the per Share closing price on such date as reported on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly reported). If no sale of Shares shall have been reported on the National Association of Securities Dealer Automated Quotation System


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             on such date, then the immediately preceding date on which sales of the Shares have been so reported shall be used.

        (l)  INCENTIVE STOCK OPTION:  An Option granted pursuant to
             Section 7 of the Program that meets the requirements of
             Section 422(b) of the Code.

        (m)  NON-QUALIFIED STOCK OPTION:  An Option granted pursuant to
             Section 7 of the Program that is not an Incentive Stock
             Option.

        (n) OPTION: A stock option granted pursuant to Section 7 of the Program.

        (o) OPTION PRICE: The purchase price per Share of an Option, as determined pursuant to Section 7(b) of the Program.

        (p)  OTHER STOCK-BASED AWARDS:  Awards granted pursuant to
             Section 9 of the Program.

        (q) PARTICIPANT: An individual who is selected by the Committee to participate in the Program pursuant to Section 6 of the Program.

        (r) PERFORMANCE-BASED AWARDS: Certain Other Stock-Based Awards granted in accordance with Section 10 of the Program.

        (s) PERSON: As such term is defined in Section 3 of the Act or as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

        (t) PROGRAM: The 2007 Heidrick & Struggles GlobalShare Program, as it may be amended from time to time.

        (u) SHARE: A share of common stock, par value $0.01 per Share, of the Company.

        (v)  STOCK APPRECIATION RIGHT:  A right granted pursuant to
             Section 8 of the Program.

        (w) SUBSIDIARY: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

   3.   SHARES SUBJECT TO THE PROGRAM

        (a) TOTAL NUMBER OF SHARES. The total number of Shares authorized or reserved for issuance with respect to Awards granted under the Program on or after the Effective Date, subject to adjustments upon certain events described in
             Section 12 of the Program, shall be 2,000,000 Shares (such number to include the number of Shares not subject to Awards and remaining available for issuance under Program I and

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             Program II immediately prior to the Effective Date). Such
             Shares may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares which are authorized and issued and have been acquired by or on behalf of the Company or the Program.

        (b) AVAILABLE SHARES. The issuance of Shares shall reduce the total number of Shares available under the Program. Shares subject to Awards which are forfeited, terminated, or expire unexercised may be granted again under the Program. The number of Shares delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of an Option or of any required withholding taxes, shall not be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of Shares that have been issued under the Program.

   4.   AWARD LIMITATIONS

        (a) SHARE AWARD LIMITATIONS. The aggregate maximum number of Shares with respect to which Options and/or Stock Appreciation Rights may be granted under the Program during a calendar year to any Participant who is or may be a "covered employee" as defined in Section 162(m) of the Code shall be 200,000.

        (b) PERFORMANCE-BASED AWARDS. The maximum number of Shares that may be used for Awards other than Stock Options and Stock Appreciation Rights that are intended to be "performance based" in accordance with Section 162(m) of the Code that may be granted during any calendar year to any Participant who is or may become a "covered employee" as defined in
             Section 162(m) of the Code shall be 200,000.

        (c) INCENTIVE STOCK OPTIONS. The total number of Shares with respect to which Incentive Stock Options may be granted shall not exceed 2,000,000.

   5.   ADMINISTRATION

        The Program shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 under the Act and "outside directors" within the meaning of Section 162(m) of the Code. The Committee is authorized to interpret the Program, to establish, amend and rescind any rules and regulations relating to the Program, and to make any other determinations that it deems necessary or desirable for the administration of the Program. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Program in the manner and to the extent the

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   Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Program, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

   6.   ELIGIBILITY

   Participants shall consist of (a) all members of the Board (including employee and non-employee directors), and (b) the employees of, and independent contractors to, the Company and its Subsidiaries and Affiliates who the Committee may designate in its sole discretion from time to time as eligible to be granted Awards under the Program. The Committee shall determine, in its sole discretion, the date as of which Awards will be granted to Participants and the number of Shares with respect to which Awards will be granted to each Participant.

   7.   OPTIONS

        Options granted under the Program shall be, as determined by the Committee, Non-Qualified Stock Options or Incentive Stock Options, as outlined and evidenced by the related Award agreements, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

        (a) TYPE OF OPTION. Options granted to non-employee directors or independent contractors shall be Non-Qualified Stock Options. Options granted under the Program to employees shall be Non-Qualified Stock Options, unless otherwise expressly provided at the time of grant.

        (b) OPTION PRICE. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted.

        (c) EXERCISABILITY. Options granted under the Program shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, provided that each Option shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Option shall become exercisable in the event of the Participant's termination of employment or service with the Company, without cause (as determined by the Committee in its sole discretion). In no event shall an Option granted under the Program be exercisable more than 10 years after the date it is granted.



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        (d)  EXERCISE OF OPTIONS.  Except as otherwise provided in the
             Program or in an Award agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. The exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, (i) the date payment is received by the Company under (A), (B) or (C) below, or (ii) the date irrevocable instructions are delivered to a broker for sale of such Shares, in accordance with (D) below. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise, in one or more of the following alternatives as made available by the Committee in its sole discretion: (A) in cash, (B) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased,
             (C) partly in cash and partly in such Shares, (D) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, or
             (E) by directing the Company to withhold such number of Shares otherwise issuable in connection with the exercise of the Option having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Program.

        (e) NO RELOAD OPTIONS PERMITTED. No grant of an Option shall include a "reload" Option, pursuant to which a Participant who exercises an Option and satisfies all or part of the Option Price with Shares acquired upon exercise of the Option is granted an additional Option to acquire the same number of Shares as is used by the Participant to pay for the original Option.

        (f) INCENTIVE STOCK OPTIONS. In addition to the foregoing, each Incentive Stock Option shall be subject to the following specific rules:

             (i) The aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Shares subject to an Incentive Stock Option which first becomes exercisable in any calendar year exceeds the limitation of this Section 7(f), so

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                  much of the Option that does not exceed the applicable
                  dollar limit shall be an Incentive Stock Option and the remainder shall be a Non-Qualified Stock Option; but in all other respects, the original Award agreement shall remain in full force and effect.

             (ii) Notwithstanding anything herein to the contrary, if an
                  Incentive Stock Option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or Subsidiaries): (A) the purchase price of each Share subject to the Incentive Stock Option shall be not less than 110% of the Fair Market Value of the Shares on the date the Incentive Stock Option is granted; and (B) the Incentive Stock Option shall expire, and all rights to purchase Shares thereunder shall expire, no later than the fifth anniversary of the date the Incentive Stock Option was granted.

   8.   STOCK APPRECIATION RIGHTS

        The Committee also may grant a Stock Appreciation Right independent of an Option, as outlined and evidenced by the related Award agreement, and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

        (a) TERMS AND CONDITIONS. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted. Each Stock Appreciation Right shall entitle a Participant upon exercise to an amount equal to (i) the Fair Market Value on the exercise date of one Share minus the exercise price of the Stock Appreciation Right, times (ii) the number of Shares covered by the Stock Appreciation Right. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised The date a notice of exercise is received by the Company shall be the exercise date. Payment shall be made to the Participant in Shares or in cash, or partly in Shares and partly in cash, valued at such Fair Market Value, all as shall be determined by the Committee. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.



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        (b)  LIMITATIONS.  The Committee may impose, in its discretion, such conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, provided that each Stock Appreciation Right shall become exercisable not earlier than (i) 100% on the third anniversary of the date of grant, or (ii) 33 1/3% on each of the three succeeding anniversaries of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to accelerate the date as of which any Stock Appreciation Right shall become exercisable in the event of the Participant's termination of employment or service with the Company, without cause (as determined by the Committee in its sole discretion).

   9.   OTHER STOCK-BASED AWARDS

        The Committee, in its sole discretion, may grant Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards") as outlined and evidenced by the related Award agreement and shall be subject to the following terms and conditions and to such other terms and conditions as the Committee shall determine:

        (a) TERMS AND CONDITIONS. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Program. Subject to the provisions of the Program, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, and whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares.

        (b) LIMITATIONS. The Committee may impose, in its discretion, such conditions upon vesting as it may deem fit, provided that (i) Other Stock-Based Awards which are conditioned on continued service or the occurrence of an event shall become vested or exercisable not earlier than (A) 100% on the third anniversary of the date of grant, or (B) 33 % on each of the three succeeding anniversaries of the date of grant, and
             (ii) Other Stock-Based Awards which are conditioned solely or in part on the attainment of performance objectives shall become vested or exercisable not earlier than the first anniversary of the date of grant. Notwithstanding the foregoing, the Committee shall have the discretion to

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             accelerate the date as of which any Other Stock-Based Awards shall become vested or exercisable in the event of the Participant's termination of employment or service with the Company, without cause (as determined by the Committee in its sole discretion).

   10.  PERFORMANCE-BASED AWARDS

        Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under Section 9 may be granted on the basis of performance of the Company ("Performance-Based Awards"), and designated as Performance-Based Awards; provided, however, that the Committee may grant other Awards that are not intended to be Performance-Based Awards (even though such Awards are subject to the attainment of specified performance goals) and not designated as such. A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (a) while the outcome for that performance period is substantially uncertain and (b) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on stockholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profits or profitability, including of an identifiable business unit or product;
   (xi) maintenance or improvement of profit margins; (xii) price per Share; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or Affiliates or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by


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   the Committee in its sole discretion after the end of such performance period.

   11.  TAX WITHHOLDING

        A Participant shall pay to the Company an amount equal to the taxes required by any government to be withheld or otherwise deducted and paid by the Company as a result of the exercise by the Participant of any Award or the delivery to the Participant of any cash or Shares pursuant to any Award. Shares shall not be delivered to the Participant until such time as such payment has been made. The Committee may, in its discretion, permit the Participant to pay all or a portion of the withholding taxes in one or more of the following alternatives: (a) in cash, (b) in Shares having a Fair Market Value equal to the amount required to be withheld, (c) partly in cash and partly in such Shares, (d) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the amount required to be withheld, or (e) by directing the Company to withhold such number of Shares otherwise issuable in connection with the Award having a Fair Market Value equal to the amount required to be withheld. However, in no event will the amount of Shares withheld exceed the amount necessary to satisfy the required minimum statutory withholding. The Company may also withhold any such withholding taxes from any cash payments made hereunder.

   12.  ADJUSTMENTS UPON CERTAIN EVENTS

        Notwithstanding any other provisions in the Program to the contrary, the following provisions shall apply to all Awards granted under the Program:

        (a) GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, or in the event any of the foregoing events or any similar event affects the Company, any Affiliate or any business unit, or the financial statements of the Company or any Affiliate or the bases for the computation of any Award, the Committee in its sole discretion and without liability to any Person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Program or pursuant to outstanding Awards,
             (ii) the limits on Awards set forth in Sections 3 and 4 hereof, (iii) the Option Price and/or (iv) any other affected terms of such Awards (including, without limitation, the amount payable thereunder or any performance objectives set with respect thereto).


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        (b)  CHANGE IN CONTROL.  Except as otherwise provided in an Award agreement, in the event of a Change in Control: (i) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control; (ii) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Program shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control; and (iii) with respect to any Award subject to achievement of performance objectives and conditions under the Program, such performance objectives and other conditions will be deemed to be met at target, unless otherwise provided by the Committee, as of the time of the Change in Control.

             Notwithstanding anything herein to the contrary, the Committee in its sole discretion and without liability to any Person may take such actions, if any, as it deems necessary or desirable with respect to any Award (including, without limitation, (x) the payment of a cash amount in exchange for the cancellation of an Award and/or (y) the requiring of the issuance of substitute Awards that will substantially preserve the value, rights and benefits of any affected Awards previously granted hereunder) as of the time of the Change in Control. Any such determination by the Committee shall be final and binding upon the Company and all Participants.

   13.  CERTAIN SECURITIES AND TAX LAW MATTERS

        (a)  Securities Laws.

             (i) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (or any successor statute) of any Shares to be issued hereunder or to effect similar compliance under the laws of any state or other jurisdiction. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Program unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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             (ii) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund or any amount paid with respect thereto.

        (b) SECTION 162(M). The Committee may modify the terms of any Award (including by means of accelerated or deferred payouts) relating to compensation that does not constitute "qualified performance-based compensation" within the meaning of Section 162(m) of the Code or otherwise does not qualify for an exemption from Section 162(m) of the Code in order to permit the deductibility of such compensation under
             Section 162(m) of the Code by the Company.

        (c)  DEFERRAL OF AWARDS.

             (i) With respect to any Award that is subject to Section 409A of the Code, the Committee, in its discretion, may defer the payment of any such Award to the extent it determines that such deferral is necessary in order to avoid a limitation on the deduction of that Award under
                  Section 162(m) of the Code. Any Award deferred under the preceding sentence shall be paid upon the earlier of (A) the first year in which the Company reasonably anticipates that payment of such Award would not result in a limitation of a deduction with respect to such Award under Section 162(m) of the Code, or (B) the year in which the Participant's employment with the Company or any Subsidiary or Affiliate is terminated.

             (ii) With respect to any Award that is subject to Section
                  409A of the Code, the Committee, in its discretion, may defer the payment of any such Award to the extent: (A) it determines that such deferral is necessary to prevent a default under the terms of any financing or similar agreement(s) between the Company and a lender

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                  or group of lenders or if the Company is already in
                  default under such an agreement(s) and unable to secure a waiver to make sure payment, or (B) it determines that such deferral is necessary to prevent a violation of federal securities laws or other applicable laws. Any Award deferred under the preceding sentence shall be paid at the earliest date at which the Company reasonably anticipates that payment of the Award will not cause a default, such default would not reasonably cause material harm to the Company, or the payment of the Award would not result in a violation of federal securities law or other applicable laws.

   14.  NO RIGHT TO CONTINUED RELATIONSHIP; NO OBLIGATION OF UNIFORM
        TREATMENT

        The granting of an Award under the Program shall impose no obligation on the Company or any Subsidiary or Affiliate to continue the employment of or relationship between it and any Participant and shall not lessen or affect the Company's, Subsidiary's or Affiliate's right to terminate the employment of or its relationship with such Participant. No Participant, officer, employee or director shall have any claim to be granted any Award under the Program, and there is no obligation for uniformity of treatment of Participants or any other Persons.

   15.  SUCCESSORS AND ASSIGNS

        The Program shall be binding on all successors and assigns of the Company and a Participant, including without limitation, any beneficiary of such Participant, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

   16.  NONTRANSFERABILITY OF AWARDS

        Except to the extent provided by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. Any Awards exercisable or Shares deliverable after a Participant's death shall be exercisable by or delivered to a beneficiary as designated in writing by the Participant. If no beneficiary is so designated, such Award shall be exercisable by or such Shares will be delivered to the Participant's estate. The Participant may change his or her designated beneficiary under this Program by filing with the Committee written notice of such change.

   17.  AMENDMENT OR TERMINATION

        (a) AMENDMENT OR TERMINATION OF PROGRAM. The Board may amend, alter or discontinue the Program, without the approval of

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             the stockholders of the Company, unless (i) such approval is required by applicable law, regulation or rule of any stock exchange on which the Shares are listed or (ii) the amendment would result in an increase in the number of Shares available for issuance under the Program, an expansion of the types of Awards under the Program, or a decrease in or a waiver of the minimum vesting and exercisability limitations applicable to Awards. No amendment or termination of the Program shall, without the consent of a Participant, materially impair the rights of any Participant under any Award granted to such Participant under the Program, unless necessary to meet the requirements of any applicable law, regulation or rule of any stock exchange on which the Shares are listed. Notwithstanding anything to the contrary herein, the Board may not amend, alter or discontinue the provisions relating to Section
             12(b) of the Program after the occurrence of a Change in Control.

        (b) AMENDMENT OF AWARD AGREEMENTS. The Committee shall have the authority to amend any Award agreement at any time; provided that no such amendment shall materially impair the rights of any Participant under any Award agreement, unless necessary to meet the requirements of any applicable law, regulation or rules of any stock exchange on which the Shares are listed.

        (c) NO REPRICING OF OPTIONS. Notwithstanding the foregoing, there shall be no amendment to the Program or any Award agreement that results in the repricing of Options.

   18.  INTERNATIONAL PARTICIPANTS

        With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Program or Award agreements with respect to such Participants in order to conform such terms with the requirements of local law.

   19.  COMPLIANCE WITH CODE SECTION 409A.

        Unless otherwise provided by the Committee, to the extent that the Committee determines that any Award granted under the Program is subject to Section 409A of the Code, the applicable Award agreements shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Program and Award agreements shall be interpreted and construed in compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Program to the contrary, in the event that the Committee determines that any Award

                                     15







   may be subject to Section 409A of the Code, the Committee may, without the consent of Participants, including the affected Participant, adopt such amendments to the Program and the applicable Award agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code or (b) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

   20.  CHOICE OF LAW

        The Program shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois.

   21.  EFFECTIVE DATE AND TERM OF PROGRAM

        (a) EFFECTIVE DATE. The Program as amended and restated has been adopted by the Board, and is effective as of May 24, 2007, subject to the approval of the Program by the stockholders of the Company at the Company's annual meeting of stockholders held on May 24, 2007 and any adjournment or postponement thereof. In the event the Program is not approved by stockholders at the Company's 2007 annual meeting, (i) the Program as amended and restated shall have no effect; and (ii) the terms of Program I and Program II as in effect immediately prior to the amendment and restatement of the Program shall remain in effect.

        (b) No new Awards may be granted under the Program after the fourth anniversary of the Effective Date as described in
             Section 21(a) hereof, although Awards granted prior to such date may extend beyond that date. Awards granted prior to the Effective Date shall continue to be subject to the terms and conditions of Program I and Program II as applicable and as in effect prior to the Effective Date.
















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